Unaudited Condensed Consolidated Statements of Operations and Comprehensive Loss (USD $) In Thousands, except Share data, unless otherwise specified	3 Months Ended
Apr. 30, 2015
Consolidated Statements of Operations and Comprehensive Loss
Revenues, net	$ 4
Cost of goods sold	9
Gross margin	(5)
Operating expenses:
Research and development	1,076
Sales and marketing	1,081
General and administrative	1,026
Total operating expenses	3,183
Loss from operations	(3,188)
Other expense	(436)
Net and comprehensive loss	(3,624)
Accretion on Series A convertible redeemable preferred stock	(123)
Deemed dividend on Series A convertible redeemable preferred stock	(116)
Net loss available to common stockholders	$ (3,863)
Basic and diluted net loss available to common stockholders per share	$ (0.33)
Shares used in computing basic and diluted net loss per share	11,741,000